UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2014

(Date of Report/Date of earliest event reported)

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

WISCONSIN	000-31207	39-2004336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 West Brown Deer Road

Milwaukee, Wisconsin 53223

(Address and zip code of principal executive offices)

(414) 354-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Bank Mutual Corporation (the “Company”) on May 5, 2014 (the “Annual Meeting”), the Company’s shareholders approved the Company’s 2014 Incentive Compensation Plan (the “2014 Plan”). The 2014 Plan is designed to motivate participating officers, employees and directors by offering them the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of those shares and/or receive other incentive compensation. The 2014 Plan is intended to constitute a stock-based and cash incentive plan, and includes provisions by which the Company may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, cash incentives, and other management incentive awards.

The Plan is more fully described in the Company’s Proxy Statement for the 2014 Annual Meeting, which was filed with the Securities and Exchange Commission (“SEC”) on March 7, 2014. The full text of the Plan was filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 6, 2014, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders (i) elected four members of the Company’s Board of Directors to serve until the Company’s annual meeting in the year 2017; (ii) ratified the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent auditors for 2014; (iii) approved, in an advisory vote, the compensation of the Company’s named executive officers; and (iv) approved the 2014 Plan. There were 46,551,284 outstanding shares eligible to vote as of March 3, 2014, the record date for the Annual Meeting.

The directors elected to the Company’s Board for terms expiring at the Company’s annual meeting in the year 2017, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below[*]:

Director	Votes For	Votes Withheld	Broker Non-Votes

David A. Baumgarten	33,196,810	1,761,297	5,447,878
David C. Boerke	33,046,159	1,911,948	5,447,878
Lisa A. Mauer	33,390,878	1,567,230	5,447,878
Robert B. Olson	32,741,598	2,216,509	5,447,878

*Total votes cast for each nominee or matter, together with broker non-votes, may vary due to the rounding of fractional share interests.

The terms of office for the following directors continue until the annual meeting of shareholders in the year set forth below:

Director	Term	Director	Term

Thomas H. Buestrin	2015	Richard A. Brown	2016
Michael T. Crowley, Jr.	2015	Mark C. Herr	2016
William J. Mielke	2015	J. Gus Swoboda	2016

The proposal to ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent auditors for 2014 received the following votes:

Votes for approval:	39,693,571
Votes against:	398,018
Abstentions:	314,396

The advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation Information” in the Proxy Statement, received the following votes:

Votes for approval:	27,657,871
Votes against:	6,838,178
Abstentions:	462,053
Broker Non-Votes:	5,447,881

The proposal to approve the 2014 Plan received the following votes:

Votes for approval:	25,137,367
Votes against:	9,435,527
Abstentions:	385,210
Broker Non-Votes:	5,447,881

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2014	BANK MUTUAL CORPORATION
(Registrant)

	By:	/s/ Michael W. Dosland
Michael W. Dosland
Senior Vice President and
Chief Financial Officer